Exhibit 99.1
Domo Announces First Quarter Fiscal 2026 Financial Results

Silicon Slopes, Utah - May 21, 2025 - Domo, Inc. (Nasdaq: DOMO) today announced results for its fiscal first quarter ended April 30, 2025.

Fiscal First Quarter Results
•Total revenue was $80.1 million
•Subscription revenue was $71.4 million
•Billings were $63.9 million
•Subscription Remaining Performance Obligations (RPO) was $408.2 million as of April 30, 2025, an increase of 24% year over year
•Subscription RPO expected to be recognized beyond twelve months was $182.3 million as of April 30, 2025, an increase of 61% year over year
•Net cash provided by operating activities was $4.0 million, an increase of 108% year over year
•Adjusted free cash flow was $1.3 million, an increase of 159% year over year
•GAAP operating margin was negative 18%, an increase of 9 percentage points year over year
•Non-GAAP operating margin was positive 1%, an increase of 10 percentage points year over year
•GAAP net loss was $18.1 million, and GAAP net loss per share was $0.45, based on 39.7 million weighted-average shares outstanding
•Non-GAAP net loss was $3.6 million, and non-GAAP net loss per share was $0.09, based on 39.7 million weighted-average shares outstanding
•Cash and cash equivalents were $47.2 million as of April 30, 2025

“Our Q1 momentum is proof positive that our strategy is fueling powerful, innovative solutions for our customers,” said Josh James, founder and CEO, Domo. “We’re not just keeping pace in the fast-moving world of data and AI—we’re leading the charge. These standout results show our reconfigured model is working, and I’m more confident than ever in our trajectory and the bright future ahead. We believe we’ve turned the corner, and we should be able to deliver profitable, sustainable growth going forward.”

Recent Highlights
We believe the following announcements and recognitions demonstrate our commitment to product innovation and customer value:
•Domo was the top ranked vendor in three Dresner Advisory Services’ market reports: 2025 Wisdom of Crowds® Cloud Computing and Business Intelligence (BI) Market Study (ninth consecutive year), 2025 Self-Service BI Market Study (seventh consecutive year), and 2025 Collective Insights Report (fourth year).

•CRN® recognized Domo on its 2025 Big Data 100 list in the Big Data Business Analytics category.

Business Outlook
Based on information available as of May 21, 2025, Domo is providing the following guidance for its second quarter of fiscal 2026 and full year fiscal 2026:
Q2 Fiscal 2026
•Revenue is expected to be in the range of $77.5 million to $78.5 million
•Non-GAAP net loss per share, basic and diluted, is expected to be between $0.03 and $0.07 based on 40.5 million weighted-average shares outstanding, basic and diluted
Full Year Fiscal 2026
•Revenue is expected to be in the range of $312.0 million to $320.0 million
•Non-GAAP net loss per share, basic and diluted, is expected to be between $0.18 and $0.26 based on 41.0 million weighted-average shares outstanding, basic and diluted
We have not reconciled guidance for non-GAAP metrics to their most directly comparable GAAP measures because certain items that impact these measures are not within our control or cannot be reasonably predicted.

Earnings Call Details
Domo plans to host a conference call today to review its fiscal 2026 first quarter financial results and to discuss its financial outlook. The call is scheduled to begin at 3:00 p.m. MT/ 5:00 p.m. ET. A live webcast of the event will be available on the Domo Investor Relations website at https://www.domo.com/ir and a live dial-in is available at (877) 484-6065 or (201) 689-8846.

A replay will be available at (877) 660-6853 or (201) 612-7415 with the access ID#13753802 following the completion of the conference call until 11:59 p.m. (ET) June 18, 2025.

About Domo
Domo is an AI and Data Products platform that helps companies of all sizes leverage data and AI to drive value in today’s data-driven world. Built around our customer’s preferred data foundation, powered by our award-winning Domo.AI solution, and enriched with our partner ecosystem, the Domo platform enables users to prepare, visualize, automate, distribute, and build end-to-end data products that provide solutions across the entire data journey. From hydrating your data foundation, to building fully embedded applications that can be shared with your employees and customers, to deploying AI models across a variety of providers, Domo gives users the ability to build data products that generate measurable value for the business.

For more information, visit www.domo.com. You can also follow Domo on LinkedIn, X, and Facebook.

Domo Disclosure Channels to Disseminate Information
Domo investors and others should note that we announce material information to the public about our company, products and services, and other issues through a variety of means, including Domo’s website, press releases, filings with the U.S. Securities and Exchange Commission (SEC), blogs and social media, in order to achieve broad, non-exclusionary distribution of information to the public. We intend to use the Domo Facebook page, the Domo LinkedIn page, the Domo blog, the @Domotalk X account and the @JoshJames X account as a means of disclosing information about the Company and its services and for complying with the disclosure obligations under Regulation FD. The information we post through these social media channels may be deemed material. Accordingly, we encourage investors and others to monitor these social media channels in addition to following our press releases, SEC filings and public conference calls and webcasts. The social media channels that we intend to use as a means of disclosing the information described here may be updated from time to time as listed on our investor relations webpage.

Use of Non-GAAP Financial Measures
To supplement our condensed consolidated financial statements, which are prepared and presented in accordance with Generally Accepted Accounting Principles in the United States of America (GAAP), we reference in this press release and the accompanying tables the following non-GAAP financial measures: non-GAAP subscription gross margin, non-GAAP operating expenses, non-GAAP operating loss, non-GAAP operating margin, non-GAAP net loss, non-GAAP net loss per share, billings, and adjusted free cash flow. In computing the measures other than billings and adjusted free cash flow, we exclude the effects of stock-based compensation expense, amortization of certain intangible assets, and remeasurement of warrant liability. Billings is defined as total revenue plus the change in deferred revenue in a period. In computing adjusted free cash flow, we use net cash provided by (used in) operating activities, less purchases of property and equipment, and exclude the effects of proceeds from shares issued in connection with the employee stock purchase plan and the net change in short-term payable financing.

As it relates to adjusted free cash flow, we add back amounts equal to the proceeds from shares issued in connection with employee stock purchase plan to reflect the non-cash nature of these transactions. Because no cash is exchanged in these transactions, showing proceeds in the financing section of the statement of cash flows as required by GAAP results in a corresponding decrease in the operating section, which management believes is not indicative of actual cash used in or provided by our operations. We also add back the net change to short-term payable financing to adjusted free cash flow. We believe that this non-GAAP cash metric is useful because it provides investors with the same information that management uses to consistently evaluate, forecast and measure the Company’s actual cash flows and its ability to achieve and maintain positive cash flows.

We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. Our management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain items that may not be indicative of our ongoing core business operating results. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when analyzing historical performance and liquidity and planning, forecasting, and analyzing future periods.

For a reconciliation of these non-GAAP financial measures to GAAP measures, please see the tables captioned "Reconciliation of Non-GAAP Financial Measures" included at the end of this release.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements of our Chief Executive Officer, statements regarding competitive positions, the effectiveness of our strategic priorities, our financial outlook for our second fiscal quarter, and results for future periods. Forward-looking statements are subject to risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the caption "Risk Factors" and elsewhere in our filings with the SEC, including, without limitation, the Annual Report on Form 10-K filed with the SEC on April 4, 2025 or subsequent filings with the SEC. All information provided in this release and in the attachments is as of the date hereof, and we undertake no duty to update this information unless required by law.
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Domo is a registered trademark of Domo, Inc.

Domo, Inc.
Condensed Consolidated Statements of Operations
(in thousands, except per share data)
(unaudited)

	Three Months Ended
	April 30,
	2024	2025
Revenue:
Subscription	$72,110	$71,389
Professional services and other	7,993	8,722
Total revenue	80,103	80,111
Cost of revenue:
Subscription (1)	12,775	13,787
Professional services and other (1)	7,939	6,881
Total cost of revenue	20,714	20,668
Gross profit	59,389	59,443

Operating expenses:
Sales and marketing (1)	42,219	39,661
Research and development (1)	22,719	19,961
General and administrative (1), (2)	15,901	14,167
Total operating expenses	80,839	73,789
Loss from operations	(21,450)	(14,346)

Other expense:
Other expense, net (1), (3)	(4,431)	(3,515)
Total other expense	(4,431)	(3,515)
Loss before income taxes	(25,881)	(17,861)
Provision for income taxes	126	191
Net loss	$(26,007)	$(18,052)

Net loss per share (basic and diluted)	$(0.69)	$(0.45)
Weighted-average number of shares (basic and diluted)	37,482	39,735

(1) Includes stock-based compensation expenses, as follows:
Cost of revenue:
Subscription	$798	$670
Professional services and other	333	278
Sales and marketing	5,314	4,401
Research and development	4,422	4,902
General and administrative	3,084	4,986
Other expense, net	191	218
Total stock-based compensation expenses	$14,142	$15,455

(2) Includes amortization of certain intangible assets, as follows:
General and administrative	$142	$142

(3) Includes remeasurement of warrant liability, as follows:
Other expense, net	$(566)	$(1,158)

Domo, Inc.
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	January 31,	April 30,
	2025	2025
Assets
Current assets:
Cash, cash equivalents and restricted cash	$45,264	$47,180
Accounts receivable, net	71,544	43,918
Contract acquisition costs	15,780	15,458
Prepaid expenses and other current assets	9,089	10,283
Total current assets	141,677	116,839

Property and equipment, net	28,625	28,978
Right-of-use assets	10,158	9,192
Contract acquisition costs, noncurrent	19,553	19,359
Intangible assets, net	2,125	1,984
Goodwill	9,478	9,478
Other assets	2,724	2,795
Total assets	$214,340	$188,625

Liabilities and stockholders' deficit
Current liabilities:
Accounts payable	$10,033	$12,654
Accrued expenses and other current liabilities	60,909	48,728
Lease liabilities	5,731	6,000
Current portion of deferred revenue	178,276	162,935
Total current liabilities	254,949	230,317

Lease liabilities, noncurrent	7,695	6,197
Deferred revenue, noncurrent	2,828	1,961
Other liabilities, noncurrent	8,446	9,105
Long-term debt	117,668	119,747
Total liabilities	391,586	367,327

Commitments and contingencies

Stockholders' deficit:
Common stock	39	40
Additional paid-in capital	1,310,922	1,326,158
Accumulated other comprehensive loss	(669)	690
Accumulated deficit	(1,487,538)	(1,505,590)
Total stockholders' deficit	(177,246)	(178,702)
Total liabilities and stockholders' deficit	$214,340	$188,625

Domo, Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended
	April 30,
	2024	2025
Cash flows from operating activities
Net loss	$(26,007)	$(18,052)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	2,356	2,291
Non-cash lease expense	1,080	1,102
Amortization of contract acquisition costs	4,301	4,057
Stock-based compensation	14,142	15,455
Remeasurement of warrant liability	(566)	(1,158)
Other, net	1,058	2,181
Changes in operating assets and liabilities:
Accounts receivable, net	19,349	27,626
Contract acquisition costs	(1,995)	(3,261)
Prepaid expenses and other assets	(345)	(857)
Accounts payable	6,678	3,354
Operating lease liabilities	(1,280)	(1,362)
Accrued and other liabilities	(2,263)	(11,217)
Deferred revenue	(14,607)	(16,208)
Net cash provided by operating activities	1,901	3,951

Cash flows from investing activities
Purchases of property and equipment	(2,526)	(2,926)
Purchases of intangible assets	—	(1)
Net cash used in investing activities	(2,526)	(2,927)

Cash flows from financing activities
Payments of deferred offering costs for registration statement	—	(164)
Proceeds from shares issued in connection with employee stock purchase plan	1,121	680
Shares repurchased for tax withholdings on vesting of restricted stock	—	(486)
Debt proceeds, net of issuance costs	—	(206)
Proceeds from short-term payable financing	—	3,303
Payments on short-term payable financing	—	(3,722)
Net cash provided by (used in) financing activities	1,121	(595)
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	(277)	1,487
Net increase in cash, cash equivalents, and restricted cash	219	1,916
Cash, cash equivalents, and restricted cash at beginning of period	60,939	45,264
Cash, cash equivalents, and restricted cash at end of period	$61,158	$47,180

Domo, Inc.
Reconciliation of Non-GAAP Financial Measures
(in thousands, except per share data)
(unaudited)

	Three Months Ended
	April 30,
	2024	2025
Reconciliation of Subscription Gross Margin on a GAAP Basis to Subscription Gross Margin on a Non-GAAP Basis:
Revenue:
Subscription	$72,110	$71,389
Cost of revenue:
Subscription	12,775	13,787
Subscription gross profit on a GAAP basis	59,335	57,602
Subscription gross margin on a GAAP basis	82%	81%

Stock-based compensation	798	670
Subscription gross profit on a non-GAAP basis	$60,133	$58,272
Subscription gross margin on a non-GAAP basis	83%	82%

Reconciliation of Total Operating Expenses on a GAAP Basis to Total Operating Expenses on a Non-GAAP Basis:
Total operating expenses on a GAAP basis	$80,839	$73,789
Stock-based compensation	(12,820)	(14,289)
Amortization of certain intangible assets	(142)	(142)
Total operating expenses on a non-GAAP basis	$67,877	$59,358

Reconciliation of Operating Loss on a GAAP Basis to Operating (Loss) Income on a Non-GAAP Basis:
Operating loss on a GAAP basis	$(21,450)	$(14,346)
Stock-based compensation	13,951	15,237
Amortization of certain intangible assets	142	142
Operating (loss) income on a non-GAAP basis	$(7,357)	$1,033

Reconciliation of Operating Margin on a GAAP Basis to Operating Margin on a Non-GAAP Basis:
Operating margin on a GAAP basis	(27)%	(18)%
Stock-based compensation	18	19
Operating margin on a non-GAAP basis	(9)%	1%

Reconciliation of Net Loss on a GAAP Basis to Net Loss on a Non-GAAP Basis:
Net loss on a GAAP basis	$(26,007)	$(18,052)
Stock-based compensation	14,142	15,455
Amortization of certain intangible assets	142	142
Remeasurement of warrant liability	(566)	(1,158)
Net loss on a non-GAAP basis	$(12,289)	$(3,613)

Domo, Inc.
Reconciliation of Non-GAAP Financial Measures (Continued)
(in thousands, except per share data)
(unaudited)

	Three Months Ended
	April 30,
	2024	2025
Reconciliation of Net Loss per Share on a GAAP Basis to Net Loss per Share on a Non-GAAP Basis:
Net loss per share on a GAAP basis	$(0.69)	$(0.45)
Stock-based compensation	0.38	0.39
Remeasurement of warrant liability	(0.02)	(0.03)
Net loss per share on a non-GAAP basis	$(0.33)	$(0.09)

Billings:
Total revenue	$80,103	$80,111
Add:
Deferred revenue (end of period)	170,813	162,935
Deferred revenue, noncurrent (end of period)	2,566	1,961
Less:
Deferred revenue (beginning of period)	(185,250)	(178,276)
Deferred revenue, noncurrent (beginning of period)	(2,736)	(2,828)
Decrease in deferred revenue (current and noncurrent)	(14,607)	(16,208)
Billings	$65,496	$63,903

Reconciliation of Net Cash Provided by Operating Activities to Adjusted Free Cash Flow:
Net cash provided by operating activities	$1,901	$3,951
Proceeds from shares issued in connection with employee stock purchase plan	1,121	680
Purchases of property and equipment	(2,526)	(2,926)
Proceeds from short-term payable financing	—	3,303
Payments on short-term payable financing	—	(3,722)
Adjusted free cash flow	$496	$1,286